UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2015

VAPOR HUB INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

333-173438	27-3191889
(Commission File Number)	(IRS Employer Identification No.)

67 W. Easy Street, Unit 115

Simi Valley, CA 93065

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code (805) 309-0530

N/A

 (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 30, 2015, the Board of Directors of the Company approved the engagement of Hartley Moore Accountancy Corporation (“Hartley”) as the Company’s new independent registered public accounting firm and, also on March 30, 2015, Anton & Chia, LLP (“Anton & Chia”) was dismissed as the Company's independent registered public accounting firm.

From the Company’s inception on July 12, 2013 and through March 30, 2015, the Company did not consult with Hartley on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Hartley did not provide either a written report or oral advice to the Company that Hartley concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The audit report of Anton & Chia on the financial statements of the Company as of and for the fiscal year ended June 30, 2014 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

From the Company’s inception on July 12, 2013 and through March 30, 2015, there were: (i) no disagreements between the Company and Anton & Chia on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Anton & Chia, would have caused Anton & Chia to make reference to the subject matter of the disagreement in their reports, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Anton & Chia a copy of the disclosures in this Form 8-K and has requested that Anton & Chia furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Anton & Chia agrees with the Company’s statements in this Item 4.01. A copy of the letter dated April 2, 2015, furnished by Anton & Chia  in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits.

The following exhibit is filed herewith:

Exhibit

Number

Description

16.1

Letter to Securities and Exchange Commission from Anton & Chia, LLP dated April 2, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vapor Hub International Inc.

Date:

April 3, 2015

By:

/s/ Lori Winther

Lori Winther

Chief Financial Officer

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